Exhibit 99.1

Moolec Science Ltd. Announces LightJump Acquisition Company’s Shareholder Approval for Business Combination
on Tuesday, December 27

●	Moolec Science is a category creator in the alternative protein ecosystem using Molecular Farming, a disruptive technology producing animal proteins with plants.

●	Following the closing of the Business Combination, the Combined Company’s shares are expected to trade on the Nasdaq Capital Market under ticker “MLEC”.

●	Moolec Science expects to close the business combination on December 30, 2022, subject to customary closing conditions.

United Kingdom, December 28, 2022 - Moolec Science Ltd. (“Moolec” or the “Company”), a science-based food ingredient company focused on producing animal proteins in plants through Molecular Farming, and LightJump Acquisition Corporation (Nasdaq: LJAQ; “LightJump”), a publicly traded special purpose acquisition company, today announced that their previously announced business combination (the “Business Combination”) was approved at a special meeting of stockholders (the “Special Meeting”) of LightJump on December 27, 2022. Approximately 92% of the votes cast at the Special Meeting were in favor of the Business Combination. LightJump plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”).

Subject to the satisfaction of customary closing conditions, the transaction is expected to close on December 30, 2022. The combined company will be Moolec Science SA (the “Combined Company”), and its shares and warrants are expected to begin trading on the Nasdaq under the symbols “MLEC” and “MLECW”, respectively, starting January 2023.

Moolec is a Molecular Farming pioneer in the new food industry that uses plants to produce animal proteins. Molecular Farming technology enables the synthesis of animal proteins’ DNA in any seed crop, carefully selecting each protein for its ability to add value in terms of a targeted functionality trait such as clotting, taste, texture, or nutritional value. The resulting proteins can then be used as ingredients in consumer food products providing tastier, more functional, and affordable cruelty-free protein alternatives.

Molecular Farming is unique in its ability to capitalize on the scale that extensive agriculture entails to achieve affordability. It is also cost-efficient because it leverages biology, using plants and their inputs –sun energy, water, and soil– as small factories for the production of animal proteins. The plants are grown through traditional farming practices that result in economies of scale through high productivity volume production.

Moolec’s Molecular Farming platform has the potential to modify and enhance other plants using animal proteins, which could allow the Combined Company to possibly consider other market opportunities.

Moolec is backed by Nasdaq-listed Bioceres Crop Solutions Corp. (Nasdaq: BIOX), a fully integrated provider of crop productivity solutions enabling the transition to a carbon neutral agriculture; Theo I SCSp, a life sciences venture capital enterprise; and Union Group, a private equity management firm.

Commenting on today’s announcement, Moolec’s Chief Executive Officer, Director, and Co-Founder, Gastón Paladini said, “This is a very proud moment for Moolec Science, as we are expecting to be the first Molecular Farming food-tech company in the public markets. It is a step forward in the use of science in food that will help overcome the current worldwide food security crisis.”

About Moolec Science

Moolec is a science-based ingredient company focused on producing real animal proteins in plants through Molecular Farming, a disruptive technology in the alternative protein landscape. Its purpose is to upgrade taste, nutrition, and affordability of alternative protein products while building a more sustainable and equitable food system. The company’s technological approach aims to have the cost structure of plant-based solutions with the organoleptic properties and functionality of animal-based ones. Moolec’s technology has been under development for more than a decade and is known for pioneering the production of a bovine protein in a crop for the food industry. Moolec is run by a diverse team of Ph.Ds and Food Insiders, and operates in the United States, Europe, and South America. For more information, visit www.moolecscience.com.

About LightJump Acquisition Corp.

LightJump is a Delaware blank check company incorporated on July 28, 2020, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. For more information, visit www.lightjumpcap.com/lightjump-acquisition-corp.

Forward-Looking Statements

This press release contains “forward-looking statements.” Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, statements concerning the following include forward-looking statements: the growth of Moolec’s business and its ability to realize expected results; the business model of Moolec relating to any partnerships, commercial contracts, regulatory approvals or patent filings; the viability of its growth and commercial strategy; financial projections; the success, cost and timing of its product development abilities; the advantages and potential of Moolec’s technology and products, including in comparison to competing technologies and products; trends and developments in the industry; the addressable market; the contemplated transaction among Moolec and LightJump; Moolec’s addressable market; and the potential effects of the business combination among Moolec and LightJump. Such forward-looking statements with respect to performance, prospects, revenues, and other aspects of the business of Moolec or LightJump are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors, about which we cannot be certain. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination, resulting in the Combined Company with the expectation to be listed on Nasdaq; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the proposed business combination; (4) effects on LightJump’s public securities’ liquidity and trading; (5) the market’s reaction to the proposed business combination; (6) the lack of a market for LightJump’s securities; (7) Moolec’s and LightJump’s financial performance following the proposed business combination; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that LightJump or Moolec may be adversely affected by other economic, business, and/or competitive factors; (11) the risk that Moolec is unable to successfully develop and commercialize Moolec’s products or services or experience significant delays; (12) the risk of product liability or regulatory lawsuits relating to Moolec’s products and services; (13) the risk that Moolec is unable to secure or protect its intellectual property; (14) the ability to maintain the listing of LightJump’s securities on Nasdaq and (15) the ability for the Combined Company’s securities to be approved for listing on Nasdaq or if approved, maintain the listing. The foregoing list of factors is not complete or exhaustive. You should carefully consider the foregoing factors as well as other risks and uncertainties described in the “Risk Factors” section of LightJump’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in the final prospectus of LightJump related to its initial public offering filed with the SEC. You should also carefully consider the other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by LightJump and the Form F-4 and proxy statement filed with the SEC by the Combined Company and LightJump. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements.

Moolec Science Media Contacts

●	Catalina Jones - comms@moolecscience.com
●	Edmond Lococo - MoolecPR@icrinc.com

Moolec Science and LightJump Investor Contact

●	Martín Taraciuk - ir@moolecscience.com
●	Michael Bowen, ICR, LLC - MooleclR@icrinc.com

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